UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2009 (October 16, 2009)

CLEAN POWER TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51716	98-0413062
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 7(W) E-Plan Industrial Estate New Road, New Haven, East Sussex, UK	BN9 OEX
(Address of principal executive offices)	(Zip Code)

+ 44 1273-516013
Registrant’s telephone number, including area code

Not applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Clean Power's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. These risks and uncertainties include Clean Power's entry into new commercial businesses, the risk of obtaining financing, recruiting and retaining qualified personnel, and other risks described in Clean Power's Securities and Exchange Commission filings. The forward looking statements in this Form 8-K speak only as of the date hereof, and Clean Power disclaims any obligation to provide updates, revisions or amendments to any forward looking statement to reflect changes in the Clean Power’s expectations or future events.

Item 1.01                     Entry into a Material Definitive Agreement

On October 16, 2009, Clean Power Technologies Inc. (“Clean Power” or the “Company”) entered into Amendment No. 1 to the Amended and Restated Stock Purchase Agreement (the “Purchase Agreement”) with The Quercus Trust (“Quercus” or the “Purchaser”), a California Trust that previously (i) purchased $2,000,000 in convertible debentures issued by the Company pursuant to an offering conducted in July 2008 (the “July Offering”); (ii) purchased 2,222,222  shares of the Company’s Common Stock at a price of $0.45 per share (the “February Offering”); and (iii) purchased 2,500,000 shares of the Company’s common stock at a purchase price of $0.20 per share (the “October Offering”).

The Purchase Agreement provided for the purchase by Quercus of an aggregate of 3,580,247 shares of the Company’s common stock (the “Shares”) as follows: (i) 1,111,111 shares of the Company’s Common Stock at a purchase price of $0.45 per share; and (ii) 2,469,136 shares of the Company’s Common Stock at a purchase price of $0.405 per share.  The aggregate purchase for these securities was $1,500,000.

In addition to the Shares, the Company also agreed to issue to Quercus warrants to purchase (i) 833,333 shares of Common Stock at an exercise price of $0.60 per share (the “$0.60 Warrants”); (ii) 555,555 shares of Common Stock at an exercise price of $0.85 per share (the “$0.85 Warrants”); (iii) 1,857,852 shares of Common Stock at an exercise price of $0.54 per share (the “$0.54 Warrants”); and (iv) 1,234,568 shares of Common Stock at an exercise price of $0.77 per share (the “$0.77 Warrants” and together with the $0.60 Warrants, the $0.85 Warrants and the $0.54 Warrants, the “Warrants”).

From the date of the Purchase Agreement until Quercus holds any of the Shares, Quercus agrees not to pledge, hypothecate, loan or enter into short sales or other hedging transactions with broker-dealers or other financial institutions.  Further, the Company agreed that for any debt, equity or equity linked private financing in the amount of Five Million Dollars ($5,000,000) or more consummated by the Company within six (6) months from February 1, 2010, or in the event that the Company enters into a binding term sheet within nine (9) months from February 1, 2010 relating to any debt, equity or equity linked private financing to be granted to the Company in the amount of Five Million Dollars ($5,000,000) (a “Qualified Financing”), the Purchaser shall make an additional investment in the Company in the amount of One Million Dollars ($1,000,000) on same terms and conditions offered to the Company.  Such funding commitment shall apply only in the event that the Qualified Financing is negotiated at arm’s-length with one or more unaffiliated third parties (except to the extent otherwise agreed upon by Quercus in writing).

The Company has also granted certain registration rights to the investor requiring that the Company use its best efforts to effect as soon as possible, but in no event later than six months from the closing, the registration of the Shares and the common stock underlying the Warrants as would permit or facilitate the sale or distribution of all the securities in the manner and in all states reasonably requested by Quercus.

The Purchase Agreement also provided that upon the execution thereof, the Company shall immediately seek the resignation of two of its current board members, Ms. Diane Glatfelter and Mr. Peter Gennuso, and shall reconstitute its board of directors to comprise of four (4) members. The vacancy created shall be filled by a second designee of the Purchaser.  Moreover, the Purchase Agreement provided that the Company shall appoint Mr. Jim Mason and Mr. Peter Gennuso as board observers, each of whom shall serve in such capacity and for such period of time as determined by the Company’s board of directors, at its sole discretion

The Company is providing this report in accordance with Rule 135c under the Securities Act of 1933, as amended (“Rule 135c”), and the notice contained herein does not constitute an offer to sell the Company’s securities, and is not a solicitation for an offer to purchase the Company’s securities. The securities offered have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

A copy of the Purchase Agreement, Registration Rights Agreement, $0.54 Warrants, $0.60 Warrants, $0.77 Warrants and $0.85 Warrants are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively.

Item 3.02                     Unregistered Sales of Equity Securities

See Item 1.01 above.

The Company claims an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) for the private placement of these securities pursuant to Section 4(2) of the Act and/or Rule 506 of Regulation D promulgated thereunder since, among other things, the transaction does not involve  a public offering, the Investor is an “accredited investor” and/or qualified institutional buyer, the Investor has access to information about the Company and its investment, the Investor will take the securities for investment and not resale, and the Company is taking appropriate measures to restrict the transfer of the securities.

Item 5.02                     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Pursuant to the terms of the Purchase Agreement, on October 16, 2009 and October 19, 2009, Ms. Diane Glatfelter and Mr. Peter Gennuso, respectively, resigned from their position as members of the Board of Directors of the Company.   The resignations tendered by Ms. Glatfelter and Mr. Gennuso are effective upon the Company’s receipt thereof and are not a result of any disagreement with the Company on any matter relating to the Company’s operations, policies and practices.

Moreover, pursuant to the terms of the Purchase Agreement, Mr. David Gelbaum, the trustee of the Quercus Trust, was appointed to the Board of Directors of the Company. The Company’s Board currently consists of four members, two of which are affiliates of the Quercus Trust.

Item 9.01                     Financial Statements and Exhibits

9.01 (d) Exhibits

Exhibit Number	Description
10.1	Form of Amendment No. 1 to Amended and Restated Stock Purchase Agreement	Filed herewith
10.2	Form of Registration Rights Agreement	Filed herewith
10.3	Form of $0.54 Warrants	Filed herewith
10.4	Form of $0.60 Warrants	Filed herewith

10.5	Form of $0.77 Warrants	Filed herewith

10.6	Form of $0.85 Warrants	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN POWER TECHNOLOGIES INC.
October 20, 2009	By: /s/ Abdul Mitha
Abdul Mitha Chief Executive Officer